SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by
     Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              WARBURG, PINCUS GLOBAL TELECOMMUNICATIONS FUND, INC.

      -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      -------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

              WARBURG, PINCUS GLOBAL TELECOMMUNICATIONS FUND, INC.
                WARBURG, PINCUS GLOBAL HEALTH SCIENCES FUND, INC.
                   WARBURG, PINCUS EMERGING MARKETS FUND, INC.
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                        (Emerging Markets Portfolio only)
                              WARBURG PINCUS TRUST
                        (Emerging Markets Portfolio only)
                              466 Lexington Avenue
                          New York, New York 10017-3147

                             YOUR VOTE IS IMPORTANT

Dear Shareholder:

         The governing Board of each fund listed above (each, a "Fund" and collectively, the "Funds") has recently reviewed and unanimously endorsed a proposal to retain Credit Suisse Asset Management Limited ("CSAM U.K.") as sub-investment adviser to each Fund (or its portfolio named above, as the case may be). We are pleased to invite you to attend a special meeting of shareholders to consider the approval of a sub-investment advisory agreement with CSAM U.K.

         Each Fund's Board of Directors or Trustees, as the case may be, and Credit Suisse Asset Management, LLC ("CSAM"), the investment adviser to each affected Fund (or portfolio), believes that the retention of CSAM U.K. is in the best interest of shareholders. The governing Board of each Fund has determined that retention of CSAM U.K. as sub-investment adviser will enable each Fund and, where applicable, affected investment portfolio of a Fund, to capitalize on CSAM U.K.'s global investment expertise. Since CSAM U.K.'s sub-advisory fee will be paid out of the investment advisory fees that is paid to CSAM, the proposal will NOT result in any increase of the fees or expenses otherwise incurred by shareholders.

         The shareholders of the Warburg, Pincus Global Health Sciences Fund, Inc. will also be asked to consider a change in the Fund's sub-classification a non-diversified investment company.

         The costs associated with this proxy are being paid for by CSAM and/or CSAM U.K. and not by any Fund.

         THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH ABOVE IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR EACH PROPOSAL.

         Detailed information about the Proposals may be found in the attached Proxy Statement. You are entitled to vote at the meeting and any adjournments thereof if you owned shares of the Fund (or portfolio) at the close of business on May 5, 2000 (for shareholders of Warburg Pincus Trust only, May 19, 2000).
If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope. If you prefer, you can fax the proxy card to D.F. King & Co., Inc., each Fund's proxy solicitor, Attn: Dominick F. Maurillo, at (212) 269-2796. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling (800) 207-3155 between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) or through the Internet using the Internet address located on your proxy card.

         Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When a Fund records proxies by telephone or through the Internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

         Whichever voting method you use, please read the full text of the proxy statement before you vote.

         If you have any questions regarding the Proposals, please feel free to call D.F. King & Co., Inc. at (800) 207-3155.

         IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                                                     Respectfully,

                                                     Eugene L. Podsiadlo
                                                     President

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         4.   Registration                          Valid Signatures
              ------------                          ----------------
              Corporate Accounts
              (1)  ABC Corp. ...................... ABC Corp.

              (2)  ABC Corp. ...................... John Doe, Treasurer

              (3)  ABC Corp.

                   c/o John Doe, Treasurer ........ John Doe

              (4)  ABC Corp. Profit Sharing Plan .. John Doe, Trustee

              Trust Accounts

              (1)  ABC Trust ...................... Jane B. Doe, Trustee

              (2)  Jane B. Doe, Trustee

                   u/t/d 12/28/78 ................. Jane B. Doe

              Custodial or Estate Accounts

              (1)  John B. Smith, Cut.

                   f/b/o John B. Smith, Jr. UGMA .. John B. Smith

              (2)  John B. Smith .................. John B. Smith, Jr., Executor

              WARBURG, PINCUS GLOBAL TELECOMMUNICATIONS FUND, INC.
                WARBURG, PINCUS GLOBAL HEALTH SCIENCES FUND, INC.
                   WARBURG, PINCUS EMERGING MARKETS FUND, INC.
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                        (Emerging Markets Portfolio only)
                              WARBURG PINCUS TRUST
                        (Emerging Markets Portfolio only)
                              466 Lexington Avenue
                          New York, New York 10017-3147


                                    NOTICE OF
                        SPECIAL MEETINGS OF SHAREHOLDERS
                                  July 14, 2000

Dear Shareholders:

         Please take notice that a Special Meeting of Shareholders of each fund listed above (each, a "Fund" and collectively, the "Funds") will be held jointly on Friday, July 14, 2000, at 3:00 p.m., Eastern Time, at the offices of the Funds, 466 Lexington Avenue, New York, New York 10017-3147 for the following purposes:

             PROPOSAL I      The following item is to be voted on by all Funds.
             ----------      For the Credit Suisse Institutional Fund, Inc. and
                             the Warburg Pincus Trust, however, the item is to be voted on by shareholders of the Emerging
                             Markets Portfolios ONLY:

                                      To approve or disapprove a
                                      Sub-Investment Advisory
                                      Agreement ("Sub-Advisory
                                      Agreement") among each Fund,
                                      Credit Suisse Asset Management,
                                      LLC ("CSAM") and Credit Suisse
                                      Asset Management Limited ("CSAM
                                      U.K.")

             PROPOSAL II     The following item is to be voted on
             -----------     ONLY by shareholders of the Warburg,
                             Pincus Global Health Sciences Fund, Inc.:


                                      To approve or disapprove a
                                      proposal to change the Fund's
                                      sub-classification under the
                                      Investment Company Act of 1940,
                                      as amended (the "1940 Act"),
                                      from a diversified to a
                                      non-diversified investment
                                      company and to eliminate the
                                      Fund's fundamental investment
                                      restriction relating to being a
                                      diversified investment company

         The Board of Directors/Trustees of each Fund unanimously recommends that shareholders vote in favor of each proposal.

         Holders of record shares of each Fund or where applicable, an investment portfolio of a Fund, at the close of business on May 5, 2000 (for Warburg Pincus Trust only, May 19, 2000) are entitled to vote at the Special Meetings and at any adjournments thereof. As a convenience to shareholders, you can now vote in any of five ways:

     o    By mail, with the enclosed proxy card(s);

     o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Funds' proxy solicitor, at 1-800-207-3155;

     o    By faxing the enclosed proxy card to D.F. King & Co., Inc., Attn:
          Dominick F. Maurillo, at 212-269-2796;

     o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or o In person at the meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

         If you have any questions regarding the Proposals, please feel free to call D.F. King & Co., Inc. at 1-800-207-3155.



                                   By Order of the Board of Directors/Trustees,

                                   Hal Liebes
                                   Vice President and Secretary


                                   May ___, 2000



            YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO
                   AVOID THE EXPENSE OF FURTHER SOLICITATION

              WARBURG, PINCUS GLOBAL TELECOMMUNICATIONS FUND, INC.
                WARBURG, PINCUS GLOBAL HEALTH SCIENCES FUND, INC.
                   WARBURG, PINCUS EMERGING MARKETS FUND, INC.
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                        (Emerging Markets Portfolio only)
                              WARBURG PINCUS TRUST
                        (Emerging Markets Portfolio only)

                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3147

                                -----------------

                              JOINT PROXY STATEMENT

                                -----------------

                 SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON
                                  July 14, 2000

          ------------------------------------------------------------

         This combined proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors or Trustees, as the case may be (the "Board"), of each of the funds listed above (each a "Company" and, collectively, the "Companies") for use at the Special Meetings of Shareholders of each Company, to be held jointly at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147, on Friday, July 14, 2000, at 3:00 p.m., Eastern Time, and at any and all adjournments thereof (the "Special Meeting").

         This Proxy Statement, Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about May ___, 2000 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it on the Internet, by telephone, by mail (addressed to Hal Liebes, Vice President and Secretary of the Warburg Pincus Funds, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017-3147), in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.

         The presence at any Special Meeting, in person or by proxy, of the holders of one-third or one-half of the shares entitled to be cast of a Company or, in the case of each of Credit Suisse Institutional Fund, Inc. (the "Institutional Fund") and Warburg Pincus Trust (the "Trust"), the Emerging Markets Portfolio thereof (each a "Fund" and together with those Companies that do not have any separate investment portfolios, the "Funds") shall be necessary and sufficient to constitute a quorum. The quorum requirement for each Fund is indicated next to its name on Appendix A of this Proxy Statement. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Special Meeting will be effective irrespective of any adjournments with repeat to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for that proposal and will vote against any such adjournment those proxies to be voted against that proposal.

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Approval of each of the proposals will require the affirmative vote of a "majority of the outstanding voting securities" of each Fund ("Majority Vote"). "Majority Vote" for purposes of this combined proxy statement, and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of a concerned Fund are represented or (ii) more than 50% of the outstanding shares of a Fund. EACH FUND WILL CONSIDER THE APPROVAL OF THE PROPOSALS SET FORTH HEREIN SEPARATELY, AND THE APPROVAL OR DISAPPROVAL BY ONE FUND WILL NOT AFFECT THE APPROVAL OR DISAPPROVAL BY ANOTHER FUND.

         Abstentions and broker non-votes will have the effect of votes "against" each of the proposals for purposes of tabulating votes necessary for each proposal's approval.

         The Emerging Markets Portfolio of the Trust (the "Trust Portfolio") offers its shares only to certain insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts, variable life insurance contracts and tax qualified pension and retirement plans. The shares of the Trust Portfolio are currently held only by Participating Insurance Companies. Under current law, the Participating Insurance Companies are required to solicit voting instructions from variable annuity contract owners who beneficially own shares in the Trust Portfolio as of the Record Date (as defined below) and must vote all shares held in the separate account in proportion to the voting instructions received for the Special Meeting, or any adjournment thereof. The Participating Insurance Companies will vote shares of the Trust Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the proposal for the Trust Portfolio. Unmarked voting instructions will be voted in favor of the proposal.

         The following table summarizes those eligible to vote and voting requirements for each proposal:

------------------------------------------ ---------------------------------------- ----------------------------------
                PROPOSAL                          SHAREHOLDERS ENTITLED TO             VOTE REQUIRED FOR APPROVAL
                                                      VOTE ON PROPOSAL
------------------------------------------ ---------------------------------------- ----------------------------------
Proposal 1 (Approval of New                Shareholders of each Fund vote           Approved by a Majority Vote of
Sub-Investment Advisory Agreement)         separately (all classes of shares of     the outstanding voting
                                           the Warburg, Pincus Emerging Markets     securities of each Fund
                                           Fund, Inc. vote together)
------------------------------------------ ---------------------------------------- ----------------------------------
Proposal 2 (Change of Sub-Classification   Shareholders of Warburg, Pincus Global   Approved by a Majority Vote of
from a Diversified to a Non-Diversified    Health Sciences Fund, Inc.               the outstanding voting
Investment Company and Elimination of                                               securities of the Fund
Fundamental Investment Restriction
Regarding Diversification)
------------------------------------------ ---------------------------------------- ----------------------------------

         Each of Warburg, Pincus Global Telecommunications Fund, Inc. (the "Global Telecommunications Fund") and the Warburg, Pincus Global Health Sciences Fund, Inc. (the "Global Health Sciences Fund") is an open-end investment company having one class of common stock outstanding. Warburg, Pincus Emerging Markets Fund, Inc. (the "Emerging Markets Fund") is an open-end investment company having three classes of common stock outstanding. Each of the Emerging Markets Portfolio of the Institutional Fund and the Emerging Markets Portfolio Trust is a portfolio of an open-end series investment company, each of which has one class of common stock outstanding. (Prior to May 11, 2000, the Institutional Fund was named "Warburg, Pincus Institutional Fund, Inc.")

         Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of May 5, 2000 for each of the Funds except the Emerging Markets Portfolio (Trust) and May 19, 2000 for the Emerging Markets Portfolio (Trust)(collectively, the "Record Date"), the Funds had the following number of outstanding shares:


----------------------------------------------------------------- ----------------------------------------------------
                              FUND                                           NUMBER OF OUTSTANDING SHARES
----------------------------------------------------------------- ----------------------------------------------------
Global Telecommunications Fund                                                        7,201,738.0410
----------------------------------------------------------------- ----------------------------------------------------
Global Health Sciences Fund                                                           2,964,985.5230
----------------------------------------------------------------- ----------------------------------------------------
Emerging Markets Fund                                                                 7,099,537,3210
----------------------------------------------------------------- ----------------------------------------------------
Emerging Markets Portfolio (Institutional Fund)                                         145,457.2710
----------------------------------------------------------------- ----------------------------------------------------
Emerging Markets Portfolio (Trust)
----------------------------------------------------------------- ----------------------------------------------------

         The persons who owned more than 5% of any Fund's outstanding shares as of the Record Date, to the knowledge of the Funds, are set forth in APPENDIX B hereto.

         Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

                                   PROPOSAL I

                  APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

         The shareholders of each Fund will be asked at the Meeting to approve a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") among each Company, Credit Suisse Asset Management, LLC ("CSAM") and Credit Suisse Asset Management Limited ("CSAM U.K."). The Sub-Advisory Agreement was unanimously approved by the Board of each Company, including all of the Directors or Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such parties (the "Non-Interested Directors") at a meeting held on May 1, 2000.

         At the meeting, CSAM, as investment adviser to each Fund, recommended to the Boards that each Fund retain CSAM U.K. as sub-investment adviser and that pursuant to the Sub-Advisory Agreement, CSAM pay CSAM U.K. a sub-advisory fee which is accrued daily and payable quarterly out of the advisory fee that is paid to CSAM. Under the proposed Sub-Advisory Agreement, CSAM will monitor the activities and performance of CSAM U.K.

         The Sub-Advisory Agreement as approved by each Board is now being submitted for approval by the shareholders of each Fund. If it is approved by a Majority Vote of the outstanding shares of a Fund, it will continue in effect for an initial two-year term, and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of the Fund, and also, in either event, approval by a majority of the Non-Interested Directors at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund should fail to approve the Sub-Advisory Agreement, the Board shall consider appropriate action with respect to such non-approval of the Sub-Advisory Agreement.

         A form of the Sub-Advisory Agreement to be used for each Fund is attached as APPENDIX C.

         CSAM's principal office is located at 466 Lexington Avenue, New York, New York 10017-3147, and CSAM U.K.'s principal office is located at Beaufort House, 15 St. Botolph Street, London, EC3A 7JJ.

         THE SUB-ADVISORY FEE PAID TO CSAM U.K. PURSUANT TO THE SUB-ADVISORY AGREEMENT WILL BE PAID BY CSAM OUT OF THE INVESTMENT ADVISORY FEES THAT IT RECEIVES FOR THE INVESTMENT ADVISORY SERVICES THAT IT PROVIDES TO EACH FUND NET OF FEE WAIVERS AND REIMBURSEMENTS AND, ACCORDINGLY, THE RETENTION OF CSAM U.K. WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY A FUND'S SHAREHOLDERS.

         EACH FUND WILL CONSIDER THE APPROVAL OF PROPOSAL I SEPARATELY, AND THE APPROVAL OR DISAPPROVAL BY ONE FUND WILL NOT AFFECT THE APPROVAL OR DISAPPROVAL BY ANOTHER FUND.

BOARD EVALUATION AND RECOMMENDATION

         In determining whether it was appropriate to approve the Sub-Advisory Agreement and to recommend approval to shareholders, the Board of each Company, including the Non-Interested Directors, considered various matters and materials provided by CSAM U.K. The Board considered, primarily, the benefits to a Fund of retaining CSAM U.K. given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K. would expand the universe of companies and countries from which investment opportunities can be sought. In addition, the retention of CSAM U.K. furthers the goal of reorienting the Global Telecommunications and Global Health Sciences Funds as global, rather than domestic, funds. The Board also carefully considered CSAM U.K.'s expertise in managing the types of global investments which each Fund makes, including CSAM U.K.'s personnel and research capabilities. The Board also evaluated the extent of the proposed services to be offered by CSAM U.K. In addition, the Board took into account the lack of any anticipated adverse impact to a Fund as a result of the Sub-Advisory Agreement, particularly that THE COMPENSATION PAID TO CSAM U.K. WILL BE PAID BY CSAM OUT OF THE INVESTMENT ADVISORY FEES THAT IT RECEIVES FOR THE INVESTMENT ADVISORY SERVICES THAT IT PROVIDES TO EACH FUND NET OF FEE WAIVERS AND REIMBURSEMENTS AND, ACCORDINGLY, THAT THE RETENTION OF CSAM U.K. WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY A FUND'S SHAREHOLDERS.

BACKGROUND INFORMATION REGARDING THE FUNDS

         The Funds commenced investment operations on the following dates, with CSAM or its predecessor, serving as each Fund's investment adviser from its inception date:

---------------------------------------------------------- ----------------------------------------------------------
                                                                                INCEPTION DATE
                          FUND                                           (COMMENCEMENT OF OPERATIONS)
---------------------------------------------------------- ----------------------------------------------------------
Global Telecommunications Fund                                                 December 4, 1996
---------------------------------------------------------- ----------------------------------------------------------
Global Health Sciences Fund                                                    December 31, 1996
---------------------------------------------------------- ----------------------------------------------------------
Emerging Markets Fund                                                          December 30, 1994
---------------------------------------------------------- ----------------------------------------------------------
Emerging Markets Portfolio (Institutional Fund)                                September 30, 1996
---------------------------------------------------------- ----------------------------------------------------------
Emerging Markets Portfolio (Trust)                                             December 31, 1997
---------------------------------------------------------- ----------------------------------------------------------

         Each Fund invests in foreign equity securities, as described more fully in each Fund's prospectus.

         Currently, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and PFPC Inc. ("PFPC") serve as co-administrators to each of the Funds. CSAMSI's address is 466 Lexington Avenue, New York, New York 10017-3147. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank, National Association ("PNC") serves as custodian for the U.S. assets and State Street Bank and Trust Company ("State Street") serves as custodian for the non-U.S. assets for each of the Funds except for the Global Telecommunications Fund. The Global Telecommunications Fund employs Brown Brothers Harriman & Co. ("BBH") as custodian of its U.S. and non-U.S. assets. PNC is an indirect wholly owned subsidiary of PNC Bank Corp. and its principal business address is 8800 Tinicum Blvd., Philadelphia, PA 19153. State Street's principal business address is 225 Franklin Street, Boston,

Massachusetts 02110. BBH's principal business address is 40 Water Street, Boston, MA 02109-3661. CSAMSI, a subsidiary of CSAM, is the distributor of the shares of the Funds. These service agreements will not be affected by the proposed Sub-Advisory Agreement.

DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT

         CSAM, a professional investment counseling firm, serves as each Fund's investment adviser. CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management), of which CSAM is a member; Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $737.5 billion of global assets under management and employs approximately 63,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

         Pursuant to the Investment Advisory Agreements with CSAM related to each of the Funds, dated October 26, 1998 for the Global Telecommunications Fund and July 6, 1999 for the other Companies (the "Advisory Agreements"), subject to the supervision and direction of each Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. As compensation for its services to the Funds, CSAM receives the following compensation as a percentage of the average daily net assets of each Fund and was paid the following investment advisory fees for the fiscal years indicated:

----------------------------------------------- --------------------- -------------------------- ---------------------
                     FUND                       INVESTMENT ADVISORY      TOTAL COMPENSATION          FISCAL YEAR
                                                        FEE                (AFTER WAIVERS)              ENDED
----------------------------------------------- --------------------- -------------------------- ---------------------
Global Telecommunications Fund                         1.00%                   $93,200                 8/31/99
----------------------------------------------- --------------------- -------------------------- ---------------------
Global Health Sciences Fund                            1.00%                  $491,308                10/31/99*
----------------------------------------------- --------------------- -------------------------- ---------------------
Emerging Markets Fund                                  1.25%                  $337,159                10/31/99
----------------------------------------------- --------------------- -------------------------- ---------------------
Emerging Markets Portfolio (Institutional              1.00%                   $24,281                10/31/99
Fund)
----------------------------------------------- --------------------- -------------------------- ---------------------
Emerging Markets Portfolio (Trust)                     1.25%                     $0                   12/31/99
----------------------------------------------- --------------------- -------------------------- ---------------------

* The Global Health Sciences Fund will change its fiscal year end from October 31 to August 31, effective August 31, 2000.

         Also, with respect to the Global Telecommunications Fund, the Global Health Sciences Fund, the Emerging Markets Portfolio (Institutional Fund) and the Emerging Markets Portfolio (Trust), CSAM reimbursed expenses of $33,124, $10,449, $15,194 and $22,362, respectively, for the most recent fiscal year.

         CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of a Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreements, CSAM pays the compensation, fees and related expenses of all Directors or Trustees who are affiliated persons of CSAM or any of its subsidiaries and, if the Sub-Advisory Agreement is approved by the shareholders of a Fund, will pay the sub-advisory fee to CSAM U.K. Each Fund pays all other expenses incurred in its operations, including general administrative expenses.

         The Advisory Agreements for the Global Health Sciences Fund, the Emerging Markets Fund, the Emerging Markets Portfolio (Institutional Fund) and the Emerging Markets Portfolio (Trust) were last submitted to a shareholder vote on May 21, 1999 in connection with Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. The Advisory Agreement for the Global Telecommunications Fund was last submitted to a shareholder vote on October 26, 1998 at its initial shareholder meeting.

         REGARDLESS OF WHETHER THE SUB-ADVISORY AGREEMENTS ARE APPROVED, CSAM WILL CONTINUE TO SERVE AS INVESTMENT ADVISER TO THE FUNDS PURSUANT TO THE ADVISORY AGREEMENTS.

DESCRIPTION OF PROPOSED SUB-ADVISORY AGREEMENT

         Subject to the supervision of CSAM, the Sub-Advisory Agreement requires CSAM U.K., in the exercise of its best judgment, to provide investment advisory assistance and portfolio management advice to a Fund in accordance with the Articles of Incorporation or Declaration of Trust applicable to the Fund, as may be amended from time to time (the "Articles of Incorporation"), the Fund's Prospectus(es) and Statement(s) of Additional Information, as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board.

In connection with the Sub-Advisory Agreement, CSAM U.K. will:

     (1) furnish CSAM on behalf of the Fund such information, investment recommendations, advice and assistance as CSAM shall from time to time reasonably request;

     (2) execute, or place orders for the execution of, securities transactions on behalf of the Fund, after consultation with CSAM;

     (3) confer with CSAM concerning the purchase, retention or sale of securities on behalf of the Fund;

     (4) provide CSAM with statistical, research and other factual data for its use in connection with the Fund's investment program;

     (5) assist CSAM in monitoring the execution of securities transactions and the settlement and clearance of securities transactions on behalf of the Fund; and
                                       7

     (6) furnish CSAM and the Board with such periodic and special reports as the Fund or CSAM may reasonably request.

         In connection with the performance of the services of CSAM U.K. as provided for in the Sub-Advisory Agreement, CSAM U.K. may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that CSAM U.K. remains liable for the performance of its duties.

         The services of CSAM U.K. under each proposed Sub-Advisory Agreement not exclusive. CSAM U.K. has the right to provide similar services to other investment companies or to engage in other activities, provided that those activities do not adversely affect CSAM U.K.'s ability to perform its services under the Sub-Advisory Agreements.

         The Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by CSAM or CSAM U.K. upon 60 days' written notice to the other parties; or with respect to a Fund, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to CSAM and CSAM U.K.

         Under the Sub-Advisory Agreements, CSAM pays CSAM U.K. an annual fee equal to 50% of the net quarterly amount (after fee waivers and reimbursements) received by CSAM for CSAM's services as each Fund's investment adviser. The fee for the period from the date of the Sub-Advisory Agreement to the end of the quarter during which the Sub-Advisory Agreement commences is prorated according to the proportion that such period bears to the full quarterly period. Upon the termination of the Sub-Advisory Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period.

         CSAM PAYS CSAM U.K. THE SUB-ADVISORY FEE OUT OF THE NET INVESTMENT ADVISORY FEES THAT IT RECEIVES FOR ITS INVESTMENT ADVISORY SERVICES PROVIDED TO EACH FUND (AFTER FEE WAIVERS AND REIMBURSEMENTS). CSAM U.K. HAS NO RIGHT TO OBTAIN COMPENSATION DIRECTLY FROM A FUND FOR SERVICES PROVIDED UNDER THE SUB-ADVISORY AGREEMENT AND MUST LOOK SOLELY TO CSAM FOR PAYMENT OF FEES DUE.

INFORMATION ABOUT CSAM U.K.

         CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Advisers Act. The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 15 years and currently manages approximately $37.6 billion in assets.

         CSAM U.K. is a wholly owned subsidiary of Credit Suisse Asset Management (UK) Holding Limited ("CSAM Holding"). CSAM Holding is a wholly owned subsidiary of Credit Suisse, the parent company of the Funds' investment adviser, CSAM. Both Credit Suisse and CSAM Holding are located at Paradeplatz 8, 8001 Zurich, Switzerland.

         CSAM U.K. is governed by a Board of Directors. Subject to the overall authority of the Board of Directors, the day-to-day affairs of CSAM U.K. are managed by an Executive Committee. The names and principal occupations of the directors and principal executive officers of CSAM U.K. are set forth below. Each of these persons may be contacted c/o CSAM U.K., Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England.

---------------------------------------- -------------------------------------- --------------------------------------
                 NAME                       CURRENT POSITION WITH CSAM U.K.     OTHER CURRENT PRINCIPAL OCCUPATIONS
---------------------------------------- -------------------------------------- --------------------------------------
Steen Steincke                           Director; Chief Executive Officer;     Chief Executive Officer, CSAM Europe
                                         Managing Director                      (ex-Switzerland)
---------------------------------------- -------------------------------------- --------------------------------------
Glenn Wellman                            Director; Chief Operating Officer;     Chief Operating Officer, CSAM Europe
                                         Managing Director                      (ex-Switzerland)
---------------------------------------- -------------------------------------- --------------------------------------
Robert J. Parker                         Director; Managing Director; Deputy    Co-Head Global Institutional
                                         Chairman                               Business Development, CSAM Group
---------------------------------------- -------------------------------------- --------------------------------------
Ian Chimes                               Director; Managing Director            Executive Officer of CSAM Funds
                                                                                (U.K.) Ltd.
---------------------------------------- -------------------------------------- --------------------------------------
Dilip Rasgotra                           Director; Managing Director            Head of Global Fixed Income,
                                                                                Chairman of Investment Policy Group,
                                                                                CSAM Group
---------------------------------------- -------------------------------------- --------------------------------------


         The following chart sets forth information with respect to another mutual fund sub-advised by CSAM U.K. with an investment objective similar to the investment objective of the Emerging Markets Fund and the Emerging Markets Portfolios of the Institutional Fund and the Trust:


--------------------------------------- --------------------------------------- -------------------- -----------------
                 FUND                            INVESTMENT OBJECTIVE                 SIZE OF            RATE OF
                                                                                   FUND/ACCOUNT        COMPENSATION
--------------------------------------- --------------------------------------- -------------------- -----------------
SEI Institutional International Trust          Capital appreciation                $99,340,766*            .60%
- Emerging Markets Equity Fund
--------------------------------------- --------------------------------------- -------------------- -----------------

* Represents the total assets of the Fund managed by CSAM U.K. as one of four sub-investment advisers to the Fund as of September 30, 1999. Assets of the Fund in the aggregate totaled approximately $866,911,000 as of the same date.

             THE BOARD OF DIRECTORS/TRUSTEES UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE FOR THIS PROPOSAL.

                 PROPOSAL II (GLOBAL HEALTH SCIENCES FUND ONLY)

         APPROVAL OF CHANGE OF SUB-CLASSIFICATION OF THE GLOBAL HEALTH
        SCIENCES FUND FROM A DIVERSIFIED TO A NON-DIVERSIFIED INVESTMENT
             COMPANY AND ELIMINATION OF THE FUNDAMENTAL INVESTMENT
         RESTRICTION RELATING TO BEING A DIVERSIFIED INVESTMENT COMPANY

         The Global Health Sciences Fund currently is a "diversified" investment company under Section 5 of the 1940 Act. As a result, the Fund is currently subject to an investment restriction which reads as follows:

         "[The Global Health Sciences Fund] may not purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation."

          The Board of Directors of the Global Health Sciences Fund has approved, and recommends that the shareholders also approve, a change in the Fund's sub-classification from "diversified" to "non-diversified" and the elimination of the investment restriction quoted above. The Fund, however, intends to continue to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that it will not be subject to U.S. federal income taxes on its net investment income. The diversification requirements imposed by the Code would subject the Fund to the 5% per issuer percentage limit found in the quoted investment restriction, but only with respect to 50% (rather than 75%) of its total assets.

         A change in the Global Health Sciences Fund's sub-classification to a non-diversified investment company will permit the Fund to concentrate its investments in fewer issuers than is now the case. The Board believes that the investment adviser's ability to manage the Fund's portfolio in a changing regulatory or investment environment will be enhanced and accordingly, that investment management opportunities will be increased. While greater concentration may prove beneficial when companies that the Fund invests in outperform the market, greater concentration in fewer issuers will also magnify negative performance. In general, the Fund's net asset value and related market price may become more volatile. Notwithstanding the potential for increased volatility, the Board has determined that approval of this proposal is in the best interests of shareholders of the Fund.

         Upon approval of this proposal, the Fund could commence restructuring of its portfolio to take advantage of its non-diversified status. This restructuring could result in increased brokerage commissions and taxable realized capital gains in the short-term. It is proposed, however, to make this transition in such a way as to minimize such brokerage expense and tax liability.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE FOR THIS PROPOSAL.

                            * * * * * * * * * * * * *

                             ADDITIONAL INFORMATION

GENERAL

         The costs of the Special Meeting (estimated at $175,000 including the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies) will be paid entirely by CSAM and/or CSAM U.K. (and not by any Fund). The principal solicitation of proxies will be by the mailing of this joint proxy statement, but proxies may also be solicited by telephone and/or in person by representatives of a Fund and regular employees of CSAM or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

         CSAM has retained the services of D.F. King & Co., Inc. (the "Agent") to assist in the solicitation of proxies. As the Special Meeting date approaches, shareholders may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder's voting instructions are accurately determined.

         In all cases where a telephonic proxy is solicited, the Agent's representative is required to ask for each shareholder's full name, address, last four digits of the shareholder's social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received the proxy statement and proxy card in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Agent's representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Agent will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail confirming his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

         If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, by fax or by the Internet, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at 1-800-207-3155. Any proxy given by a shareholder, whether in writing, by telephone, by fax or by the Internet, is revocable.

SHAREHOLDER PROPOSALS

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the relevant Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER BUSINESS

         Management knows of no business to be presented to the Special Meeting other than the matters set forth in this combined proxy statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of a Fund.

                                    By Order of the Board of Directors/Trustees,

                                    Hal Liebes
                                    Vice President and Secretary

New York, New York
May ___, 2000

         EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUNDS BY CALLING 800-WARBURG (800-927-2874) OR BY WRITING TO WARBURG PINCUS FUNDS, P.O. BOX 9030, BOSTON, MA 02205-9030.

                                                                      APPENDIX A




    REPRESENTATION BY PROXY OR IN PERSON OF SHAREHOLDERS NECESSARY FOR QUORUM

------------------------------------------------------------ ---------------------------------------------------------
                           FUND                                     PERCENTAGE OF VOTING SECURITIES NECESSARY
------------------------------------------------------------ ---------------------------------------------------------
              Global Telecommunications Fund                                         33-1/3%
------------------------------------------------------------ ---------------------------------------------------------
                Global Health Sciences Fund                                          33-1/3%
------------------------------------------------------------ ---------------------------------------------------------
                   Emerging Markets Fund                                             33-1/3%
------------------------------------------------------------ ---------------------------------------------------------
      Emerging Markets Portfolio (Institutional Fund)                                  50%
------------------------------------------------------------ ---------------------------------------------------------
            Emerging Markets Portfolio (Trust)                                         50%
------------------------------------------------------------ ---------------------------------------------------------

                                                                      APPENDIX B

              WARBURG, PINCUS GLOBAL TELECOMMUNICATIONS FUND, INC.

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND

                                                  NUMBER OF                     PERCENT OF
                                                COMMON SHARES                 COMMON SHARES
NAME AND ADDRESS                               OWNED OF RECORD                 OUTSTANDING
----------------                               ---------------                -------------
CHARLES SCHWAB & CO                            2,951,511.7000                      40.98%
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE
BENEFIT OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO, CA 94104-4122

NAT'L FINANCIAL SVCS CORP                      1,297,136.2370                      18.01%
FBO CUSTOMERS
CHURCH ST STATION
P.O. BOX 3908
NEW YORK, NY 10008-3908

                WARBURG, PINCUS GLOBAL HEALTH SCIENCES FUND, INC.

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND

                                                  NUMBER OF                     PERCENT OF
                                                COMMON SHARES                 COMMON SHARES
NAME AND ADDRESS                               OWNED OF RECORD                 OUTSTANDING
----------------                               ---------------                -------------
CHARLES SCHWAB & CO INC                          885,568.7420                      29.87%
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO, CA 94104-4122

NAT'L FINANCIAL SVCS CORP                        386,498.7790                      13.04%
FBO CUSTOMERS
P.O. BOX 3908
CHURCH ST STATION
NEW YORK, NY 10008-3908

                   WARBURG, PINCUS EMERGING MARKETS FUND, INC.

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF A CLASS
                                   OF THE FUND

                                                  NUMBER OF                    PERCENT OF
                                                COMMON SHARES                 COMMON SHARES
NAME AND ADDRESS                               OWNED OF RECORD                 OUTSTANDING
----------------                               ---------------                -------------
CHARLES SCHWAB & CO INC                        1,799,380.5010                      25.90%
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO, CA 94104-4122

SALOMON SMITH BARNEY INC                       1,167,086.0720                      16.80%
BOOK ENTRY ACCOUNT
ATTN MATT MAESSTRI
333 WEST 34TH STREET
7TH FLOOR MUTUAL FUND DEPT
NEW YORK, NY 10001-2483

NAT'L FINANCIAL SVCS CORP                        725,876.7180                      10.45%
FBO CUSTOMERS
P.O. BOX 3908
CHURCH ST STATION
NEW YORK, NY 10008-3908

MERRILL LYNCH PIERCE                             476,864.1500                       6.87%
FENNER & SMITH INC
BUILDING 1 TEAM A FL 2
4800 DEER LAKE DRIVE EAST
JACKSONVILLE, FL 32246-6484

                                                  NUMBER OF                    PERCENT OF
                                                ADVISOR SHARES                ADVISOR SHARES
NAME AND ADDRESS                               OWNED OF RECORD                 OUTSTANDING
----------------                               ---------------                --------------
DONALDSON LUFKIN JENRETTE                          1,754.3860                      22.55%
SECURITIES CORPORATION INC
P.O. BOX 2052
JERSEY CITY, NJ  07303-2052

DONALDSON LUFKIN JENRETTE                          1,045.0010                      13.43%
SECURITIES CORPORATION INC
P.O. BOX 2052
JERSEY CITY, NJ  07303-2052

MORRIS CHARIF                                      1,000.0000                      12.85%
EILEEN CHARIF TTEE
MORRIS CHARIF REV TRUST
U/A DTD 2/25/97
7839 GRANVILLE DRIVE
TAMARAC, FL 33321-8766

DONALDSON LUFKIN JENRETTE                            711.3510                       9.14%
SECURITIES CORPORATION INC
P.O. BOX 2052
JERSEY CITY, NJ  07303-2052

BANC OF AMERICA SECURITIES LLC                       619.5690                       7.96%
170-4128213
CA5-522-15-13
600 MONTGOMERY STREET
SAN FRANCISCO, CA 94111-2702

DONALDSON LUFKIN JENRETTE                            540.9580                       6.95%
SECURITIES CORPORATION INC
P.O. BOX 2052
JERSEY CITY, NJ  07303-2052

BEAR STEARNS SECURITIES CORP                         476.6170                       6.13%
FBO 523  00435-14
1 METROTECH CENTER NORTH
BROOKLYN, NY 11201-3870

BANC OF AMERICA SECURITIES LLC                       416.6930                       5.36%
170-45178-16
CA5-522-15-13
600 MONTGOMERY STREET
SAN FRANCISCO, CA 94111-2702

                                                  NUMBER OF                    PERCENT OF
                                             INSTITUTIONAL SHARES          INSTITUTIONAL SHARES
NAME AND ADDRESS                               OWNED OF RECORD                 OUTSTANDING
----------------                             --------------------         --------------------
THE GREENWALL FOUNDATION                          139,585.271                      96.00%
c/o WILLIAM C. STUBING
2 PARK AVENUE
NEW YORK, NY 10016-5675


                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                          (Emerging Markets Portfolio)

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                OF THE PORTFOLIO

                                                  NUMBER OF                    PERCENT OF
                                                   SHARES                       SHARES
NAME AND ADDRESS                               OWNED OF RECORD                 OUTSTANDING
-----------------                              ---------------                -------------
THE GREENWALL FOUNDATION                         139,585.2710                      95.96%
WILLIAM C. STUBING
2 PARK AVE
NEW YORK, NY  10016-5675

                              WARBURG PINCUS TRUST
                          (Emerging Markets Portfolio)

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                OF THE PORTFOLIO

                                                  NUMBER OF                    PERCENT OF
                                                   SHARES                       SHARES
NAME AND ADDRESS                               OWNED OF RECORD                 OUTSTANDING
-----------------                              ---------------                -------------
THE TRAVELERS SEP ACCOUNT
TM2 FOR VARIABLE ANNUITIES
OF THE TRAVELERS INSURANCE CO
1 TOWER SQ
HARTFORD, CT  06183-0002

KEMPER INVESTORS
LIFE INSURANCE COMPANY
VARIABLE ANNUITY SEPARATE ACCOUNT
ATTN KAREN PORTEN
1 KEMPER DR BLDG 3 T-1
LONG GROVE, IL  60049-0001

THE TRAVELERS SEP ACCOUNT
ABD2 FOR VARIABLE ANNUITIES
OF THE TRAVELERS INSURANCE CO
1 TOWER SQ
HARTFORD, CT  06183-0002

SUN LIFE OF CANADA (US)
C/O RETIREMENT PRODUCTS &
SERVICES ACCOUNTING CONTROL
P.O. BOX 9134
BOSTON, MA 02117-9134

THE TRAVELERS SEP ACCOUNT
ABD FOR VARIABLE ANNUITIES
OF THE TRAVELERS INSURANCE CO
1 TOWER SQ
HARTFORD, CT  06183-0002

THE TRAVELERS SEP ACCOUNT
06 FOR VARIABLE ANNUITIES
OF THE TRAVELERS INSURANCE CO
1 TOWER SQ
HARTFORD, CT  06183-0002


                                                                      APPENDIX C

                                     FORM OF
                        SUB-INVESTMENT ADVISORY AGREEMENT

                               [INSERT DATE], 2000





Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ

Dear Sirs:

                  Warburg, Pincus [INSERT NAME] Fund, Inc. (the "Fund"), a [corporation/business trust] organized and existing under the laws of the [State of Maryland/ Commonwealth of Massachusetts], and Credit Suisse Asset Management, LLC, as investment adviser to the Fund ("CSAM"), herewith confirms their agreement with Credit Suisse Asset Management Limited (the "Sub-Adviser"), a corporation organized under the laws of England, as follows:

         1.       Investment Description; Appointment

                  The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's [Articles of Incorporation, as may be amended from time to time (the "Articles of Incorporation")/Declaration of Trust, as may be amended from time-to-time (the "Declaration of Trust")], and in the Fund's Prospectus(es) and Statement(s) of Additional Information, as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Prospectus, SAI and Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Fund agrees to provide the Sub-Adviser copies of all amendments to the Prospectus and SAI on an on-going basis. The Fund employs CSAM as its investment adviser. CSAM desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

         2.       Services as Sub-Investment Adviser

                  (a) Subject to the supervision and direction of CSAM, the Sub-Adviser will assist CSAM in providing investment advisory and portfolio management advice to the Fund in accordance with (a) the Articles of Incorporation, (b) the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the

"SEC") and all other applicable laws and regulations, and (c) the Fund's investment objective and policies as stated in the Prospectus and SAI and investment parameters provided by CSAM from time to time. In connection therewith, the Sub-Adviser will:

                         (i) furnish CSAM on behalf of the Fund such
               information, investment recommendations, advice and assistance as CSAM shall from time to time reasonably request;

                         (ii) execute, or place orders for the execution of, securities transactions on behalf of the Fund, after consultation with CSAM;

                         (iii) confer with CSAM concerning the purchase,
               retention or sale of securities on behalf of the Fund;

                         (iv) provide CSAM with statistical, research and other
               factual data for its use in connection with the Fund's investment program;

                         (v) assist CSAM in monitoring the execution of
               securities transactions and the settlement and clearance of securities transactions on behalf of the Fund; and

                         (vi) furnish CSAM and the Fund's Board of Directors
               with such periodic and special reports as the Fund or CSAM may reasonably request.

                  (b) In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

         3.       Execution of Transactions
                  -------------------------

                  (a) The Sub-Adviser will execute transactions for the Fund only through brokers or dealers appearing on a list of brokers and dealers approved by CSAM. In executing transactions for the Fund, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-Adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser or to CSAM for use on behalf of the Fund or other clients of the Sub-Adviser or CSAM.

                  (b) It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and CSAM further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

                  (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Sub-Adviser shall provide to CSAM and the Fund all information reasonably requested by CSAM and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

                  (d) In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund.

         4.       Disclosure Regarding the Sub-Adviser
                  ------------------------------------

                  (a) The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's registration statement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

                  (b) The Sub-Adviser agrees to notify CSAM and the Fund promptly of (i) any statement about the Sub-Adviser contained in the Fund's registration statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in the Fund's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

                  (c) Prior to the Fund or CSAM or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser ("Promotional Material"), the Fund or CSAM, where applicable, shall forward such material to the Sub-Adviser and shall allow the Sub-Adviser reasonable time to review the material. The Sub-Adviser will not act unreasonably in its review of Promotional Material and the Fund or CSAM, where applicable, will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund or CSAM will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

                  (d) The Sub-Adviser has supplied CSAM and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply CSAM and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

         5.       Certain Representations and
                  Warranties of the Sub-Adviser
                  -----------------------------

                  (a) The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

                  (b) The Sub-Adviser represents that it has read and understands the Prospectus and SAI and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

                  (c) The Sub-Adviser represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code.

         6.       Compliance
                  ----------

                  (a) The Sub-Adviser agrees that it shall promptly notify CSAM and the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

                  (b) CSAM agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured CSAM or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked CSAM's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

                  (c) The Fund and CSAM shall be given access to the records of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and CSAM and their representatives in connection with any such monitoring efforts.

         7.       Books and Records
                  -----------------

                  (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

                  (b) The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

         8.       Provision of Information;
                  Proprietary and Confidential Information
                  ----------------------------------------

                  (a) CSAM agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request.

                  (b) The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, CSAM and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

                  (c) The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, CSAM or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or CSAM, as applicable.

         9.       Standard of Care
                  ----------------

                  The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Fund and CSAM understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

         10.      Compensation
                  ------------

                  In consideration of the services rendered pursuant to this Agreement, CSAM will pay the Sub-Adviser a quarterly fee equal to 50% of the quarterly fee received by CSAM from the Fund for its services as the Fund's investment adviser after any fee waivers and expense reimbursements. The fee for the period from the date of this Agreement to the end of the quarter during which this Agreement commenced shall be prorated according to the proportion that such period bears to the full quarterly period. Such fee shall be paid by CSAM to the Sub-Adviser within ten (10) business days after the last day of each quarter or, upon termination of this Agreement before the end of a quarter, within ten (10) business days after the effective date of such termination. Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period. The Sub-Adviser shall have no right to obtain compensation directly from the Fund for services provided hereunder and agrees to look solely to CSAM for payment of fees due.

         11.      Expenses
                  --------

                  (a) The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 11(b).

                  (b) The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of the Fund, CSAM or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

         12.      Term of Agreement
                  -----------------

                  This Agreement shall commence on the date first written above and shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by
(a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by CSAM on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares on 60 (sixty) days' written notice to CSAM and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and CSAM. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to CSAM or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8 and 9 shall remain in effect.

         13.      Amendments
                  ----------

                  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         14.      Notices
                  -------
                  All communications hereunder shall be given (a) if to the Sub-Adviser, to Credit Suisse Asset Management Limited, Beaufort House, 15 St. Botolph Street, London EC3A 7JJ (Attention: David Collins), telephone:
44-20-7426-2795, telecopy: 44-20-7426-2799, (b) if to CSAM, to Credit Suisse
Asset Management, LLC, One Citicorp Center, 466 Lexington Avenue, New

York, New
York 10017-3147 (Attention: Hal Liebes), telephone: (212) 326-5454, telecopy:
(212) 888-6773, and (c) if to the Fund, c/o Warburg Pincus Funds, 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 878-0600, telecopy:
(212) 878-9351 (Attention: President).

         15.      Choice of Law
                  --------------

                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

         16.      Miscellaneous
                  -------------

                  (a) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

                  (b) If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

                  (c) Nothing herein shall be construed to make the Sub-Adviser an agent of CSAM or the Fund.

                  (d) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

         [For the Emerging Markets Portfolio of the Warburg Pincus Trust only:
                                                                         ----

         17.      Limitation of Liability
                  -----------------------
                  It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually, and the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust individually, but bind only the assets and property of the Trust, as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Agreement and Declaration of Trust.]

                  Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                      Very truly yours,

                                      CREDIT SUISSE ASSET MANAGEMENT, LLC

                                      By: _________________________________
                                      Name:
                                      Title:



                                      WARBURG, PINCUS [INSERT NAME]
                                      FUND, INC.

                                      By: _________________________________
                                      Name:
                                      Title:



CREDIT SUISSE ASSET
MANAGEMENT LIMITED

By: _______________________________
Name:
Title: